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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Rigel Pharmaceuticals, Inc.
     _______________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                                94-3248524
_______________________________________    __________________________________
(State of Incorporation or Organization)  (I.R.S. Employer Identification No.)

240 East Grand Avenue, S. San Francisco, CA             94080
___________________________________________ _________________________________
(Address of principal executive offices)             (Zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. |X|

Securities Act registration statement number to which this form relates: 333-45854
         _________

                                       1.

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of securities," commencing at page 61 of the Prospectus included in the Registrant's Form S-1 Registration Statement, as amended (No 333-45854), initially filed with the Securities and Exchange Commission (the "Commission") on September 15, 2000 (the "Registration Statement") and incorporated herein by reference.

ITEM 2.  EXHIBITS.

         EXHIBIT
         NUMBER        DESCRIPTION

         3.1           Amended and Restated Certificate of Incorporation of
                       Registrant (1)

         3.2           Amended and Restated Bylaws of Registrant (1)

         4.1           Specimen Stock Certificate (1)

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(1)      Filed as an exhibit to the Registration Statement and incorporated herein by reference.

                                       2.

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SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 Rigel Pharmaceuticals, Inc.
                                                 ---------------------------
                                                 (Registrant)


Date:  October 3, 2000                           By: /s/ Brian C. Cunningham
                                                 ---------------------------
                                                     Brian C. Cunningham

                                       3.